UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 9, 2017
QVC, Inc.
(Exact name of registrant as specified in its charter)

State of Delaware	000-55409	23-2414041
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Wilson Drive
West Chester, Pennsylvania 19380
(Address of principal executive offices and zip code)
Registrant's telephone number, including area code: (484) 701-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On November 9, 2017, Liberty Interactive Corporation ("Liberty"), the parent company of QVC, Inc. ("QVC"), issued a press release setting forth information, including financial information, which is intended to supplement the financial statements and related Management's Discussion and Analysis of Financial Condition and Results of Operations contained in Liberty's Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, which was filed with the Securities and Exchange Commission on November 9, 2017.

This Current Report on Form 8-K and the press release furnished as Exhibit 99.1, insofar as they disclose historical information regarding QVC's results of operations or financial condition for the quarter ended September 30, 2017, are being furnished to the Securities and Exchange Commission under Item 2.02 of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description

99.1	Press Release of Liberty dated November 9, 2017 (incorporated by reference to Exhibit 99.1 to Liberty's Current Report on Form 8-K filed on November 9, 2017 (File No. 001-33982)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QVC, Inc.

Date: November 9, 2017	By:/s/ JOHN F. MISKO
John F. Misko
Senior Vice President and Controller

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